UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
FORM 8-K
__________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) May 8, 2018
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DANAHER CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
__________________

Delaware
(State or Other Jurisdiction of Incorporation)

001-08089	59-1995548
(Commission File Number)	(IRS Employer Identification No.)

2200 Pennsylvania Avenue, NW, Suite 800W, Washington, D.C.	20037-1701
(Address of Principal Executive Offices)	(Zip Code)

202-828-0850
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Company’s annual meeting of shareholders was held on May 8, 2018. At the annual meeting, the Company’s shareholders voted on the following proposals:

1.	To elect the eleven directors named in the Company’s proxy statement to terms expiring in 2019. Each nominee for director was elected by a vote of the shareholders as follows:

	For	Against	Abstain	Broker Non-Votes
Donald J. Ehrlich	446,096,260	136,526,980	197,348	39,213,810
Linda Hefner Filler	541,986,811	40,668,671	165,106	39,213,810
Thomas P. Joyce, Jr.	573,760,531	8,869,777	190,280	39,213,810
Teri List-Stoll	466,979,303	115,657,619	183,666	39,213,810
Walter G. Lohr, Jr.	544,198,003	38,435,449	187,136	39,213,810
Mitchell P. Rales	552,479,541	30,152,411	188,636	39,213,810
Steven M. Rales	562,557,150	19,064,816	1,198,622	39,213,810
John T. Schwieters	458,681,034	123,934,290	205,264	39,213,810
Alan G. Spoon	492,572,562	90,055,393	192,633	39,213,810
Raymond C. Stevens, Ph.D.	579,182,519	3,450,241	187,828	39,213,810
Elias A. Zerhouni, M.D.	571,623,306	11,001,113	196,169	39,213,810

2.
To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018. The proposal was approved by a vote of shareholders as follows:

For	612,996,187
Against	8,721,695
Abstain	316,516

3.	To approve on an advisory basis the Company’s named executive officer compensation. The proposal was approved by a vote of shareholders as follows:

For	564,128,706
Against	17,889,691
Abstain	802,191
Broker Non-Votes	39,213,810

4.
To act upon a shareholder proposal requesting that Danaher amend its governing documents to reduce the percentage of shares required for shareholders to call a special meeting of shareholders from 25% to 10%. The proposal was rejected by a vote of shareholders as follows:

For	257,846,298
Against	322,685,993
Abstain	2,288,297
Broker Non-Votes	39,213,810

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

Date:	May 9, 2018	By:	/s/ James F. O'Reilly
James F. O'Reilly
Vice President, Associate General Counsel and Secretary